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Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 TO THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Transgene S.A. (the "Company") on Form 20-F for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

1.
The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 14, 2004	By:	/s/ JEAN-FRANÇOIS CARMIER Name: Jean-François Carmier Title: Chief Executive Officer
Date: June 14, 2004	By:	/s/ PHILIPPE PONCET Name: Philippe Poncet Title: Chief Financial Officer

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  Exhibit 13.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 TO THE SARBANES-OXLEY ACT OF 2002